U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 22, 2004


                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
             (Exact Name of registrant as specified in its Charter)




        Florida                       000-21627                   06-1413994
------------------------          ------------------         -------------------
(State of Incorporation)          Commission File No.        (IRS Employer
                                                             Identification No.)



     2614 Main St., Dallas, TX                                     75226
----------------------------------                           -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number  (214) 670-0005




                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

     On November 16, 2004, we amended our Articles of Incorporation providing for a reverse split of our common stock on a One for Two Hundred Fifty (1:250) effective at 4:00 P.M. CST November 22, 2004. Our common stock, as quoted on the NASD OTC Electronic Bulletin Board, will reflect this change commencing Tuesday, November 23, 2004. The NASD has assigned a new trading symbol which is SFAC.


Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.       Description of Exhibit

         3.0 Articles of Amendment filed with Florida Secretary of State on November 16, 2004




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 22, 2004                           SAFE ALTERNATIVES CORPORATION
                                                   OF AMERICA, INC.



                                                    /s/ Dale Hensel
                                                   -----------------------------
                                                   By: Dale Hensel
                                                   Title: President